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FUND PROFILE
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AMERICAN GENERAL SERIES PORTFOLIO
COMPANY -- MONEY MARKET FUND
2929 ALLEN PARKWAY
HOUSTON, TEXAS 77019

THE VARIABLE ANNUITY LIFE INSURANCE
COMPANY
INVESTMENT ADVISER
2929 ALLEN PARKWAY
HOUSTON, TEXAS 77019

OCTOBER 1, 1998

FOR FUND INFORMATION, CALL 1-800-44-VALIC

1. WHAT IS THE FUND'S GOAL?

The Fund's investment objective is liquidity, protection of capital and current income through investments in short-term money market instruments.

2. HOW IS THE PORTFOLIO INVESTED?

The Fund invests 95% of its assets in short-term money market securities that are rated within the highest rating category for short term debt obligations by at least two nationally recognized rating services or unrated securities of comparable investment quality. These eligible securities must mature in 13 months or less and the Fund's portfolio must have a dollar-weighted average maturity of 90 days or less.

3. WHAT ARE THE RISKS OF INVESTING IN THE FUND?

The short-term money market securities in which the Fund invests are high quality investments, posing low credit and interest rate risk. The current yield of the Fund will generally go up or down with the changes in the level of interest rates. Because the risk to the money an investor invests is low, the potential for profit is also low. The Fund may experience risks including interest rate risk, market risk, credit risk and risk associated with foreign securities. Investments in the Fund are neither insured nor guaranteed by the U.S. Government. The Fund uses the amortized cost method to value its portfolio securities and tries to keep its net asset value at $1.00 per share. There can be no assurance that the Fund will maintain its net asset value at $1.00 per share at all times.

4. IS THE FUND APPROPRIATE FOR YOU?

The Fund is appropriate for investors who want to minimize risk.

5. WHAT ARE THE FUND'S EXPENSES?

The Fund is available only through variable annuity contracts and variable life insurance policies offered through the separate accounts of The Variable Annuity Life Insurance Company ("VALIC") or of VALIC's affiliate American General Life Insurance Company ("AGL"), or through employee thrift plans maintained by VALIC or American General Corporation. Investors should refer to the prospectus of VALIC or AGL for information on the costs associated with the purchase of Fund shares.

6. HOW HAS THE FUND PERFORMED?

Investors should refer to the prospectus of VALIC or AGL for information on the historical performance of the Fund and the applicable separate accounts.

7. WHO MANAGES THE FUND?

The Fund is managed by VALIC. VALIC is a member of the American General Corporation group of companies. Teresa Moro has been the Fund's portfolio manager since 1991.

8. HOW CAN YOU BUY SHARES?

Investors should refer to the prospectus of VALIC or AGL for information on how to purchase a variable annuity contract or variable life insurance policy.

9. HOW CAN YOU SELL SHARES?

Investors should refer to the prospectus of VALIC or AGL for information on how to redeem monies from the applicable variable annuity contract or variable life insurance policy.

10. WHEN WILL YOU RECEIVE DISTRIBUTIONS?

The Fund automatically reinvests all dividends and capital gains. The Fund's dividends and capital gains, if any, are distributed daily.

11. WHAT INVESTOR SERVICES ARE AVAILABLE?

Many investor services are provided by VALIC or AGL in connection with their respective variable annuity contracts and variable life insurance policies, which may be obtained by calling VALIC, at 1-800-44-VALIC, or AGL, at 1-800-813-5065.

For more complete information about the Fund and the variable annuity contracts and variable life insurance policies, including charges and expenses, please obtain the relevant prospectuses from VALIC, at VALIC Customer Service, A3-01, 2929 Allen Parkway, Houston, Texas 77019, or by calling 1-800-633-8960, or AGL, at AGL's Annuity Administration Department, 2727-A Allen Parkway, Houston, Texas 77019-2191, or by calling 1-800-813-5065.

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